    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 2000

                                                      REGISTRATION NO. 333-32298
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                NETGENICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           7371                          34-1834775
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                       1717 EAST NINTH STREET, SUITE 1600
                             CLEVELAND, OHIO 44114
                           TELEPHONE: (216) 861-4007
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               VINCENT P. KAZMER
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                       1717 EAST NINTH STREET, SUITE 1600
                             CLEVELAND, OHIO 44114
                           TELEPHONE: (216) 861-4007
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

   CHRISTOPHER M. KELLY, ESQ.         ERIN E. KARZMER, ESQ.           WILLIAM T. WHELAN, ESQ.
   JONES, DAY, REAVIS & POGUE       JONES, DAY, REAVIS & POGUE      JOSEPH E. MULLANEY III, ESQ.
599 LEXINGTON AVENUE, 32ND FLOOR           NORTH POINT              MINTZ, LEVIN, COHN, FERRIS,
    NEW YORK, NEW YORK 10022           901 LAKESIDE AVENUE            GLOVSKY AND POPEO, P.C.
      TEL: (212) 326-3939             CLEVELAND, OHIO 44114             ONE FINANCIAL CENTER
      FAX: (212) 755-7306              TEL: (216) 586-3939          BOSTON, MASSACHUSETTS 02111
                                       FAX: (216) 579-0212              TEL: (617) 542-6000
                                                                        FAX: (617) 542-2241

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

     As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


                                EXPLANATORY NOTE



     This amendment no. 2 is filed solely for the purpose of adding certain exhibits not previously filed and refiling an exhibit previously filed to include the appendices to such exhibit.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


EXHIBIT
NUMBER                     DESCRIPTION OF DOCUMENT
-----    ------------------------------------------------------------
 *1.1    Form of Underwriting Agreement
 +3.1    Certificate of Incorporation
 +3.2    Bylaws
  3.3    Form of Amended and Restated Certificate of Incorporation
  3.4    Form of Amended and Restated Bylaws
 +4.1    NetGenics, Inc. Stock Purchase Warrant, dated as of October
         18, 1999, by and between NetGenics, Inc. and International
         Business Machines Corporation
  4.2    Amended and Restated Registration Rights Agreement, dated as of December 21, 1999, by and among NetGenics, Inc. and the stockholders named therein
 *5.1    Opinion of Jones, Day, Reavis & Pogue
+10.1    Form of D&O Indemnification Agreement between NetGenics,
         Inc. and its directors and certain executive officers
+10.2    Registrant's 1996 Stock Option Plan
+10.3    Employment Agreement, dated as of June 25, 1996, by and
         between Manuel J. Glynias and NetGenics, Inc.
+10.4    Employment Agreement, dated as of November 10, 1999, by and between NetGenics, Inc. and Vincent P. Kazmer
+10.5    Technical Services Agreement, dated as of October 15, 1999, by and between International Business Machines Corporation and NetGenics, Inc.
 10.6    Intentionally omitted
++10.7   SYNERGY Software License and Subscription Agreement, dated as of April 2, 1999, by and between NetGenics International,
         Ltd. and Aventis CropScience (formerly Hoescht Schering
         AgrEvo GmbH)
+21.1    Subsidiaries of NetGenics, Inc.
+23.1    Consent of PricewaterhouseCoopers LLP
*23.2    Consent of Jones, Day, Reavis & Pogue (included in Exhibit
         5.1)
+24.1    Powers of Attorney
+27.1    Financial Data Schedule
+27.2    Financial Data Schedule
+27.3    Financial Data Schedule
+27.4    Financial Data Schedule


---------------

*  To be filed by amendment

++ Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the SEC.

+ Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, NetGenics, Inc. has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Cleveland, State of Ohio, on December 7, 2000.


                                          NETGENICS, INC.


                                          By: /s/ VINCENT P. KAZMER

                                            ------------------------------------

                                              Vincent P. Kazmer


                                              Executive Vice President and
                                            Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the registration statement has been signed on December 7, 2000 by the following persons in the capacities indicated.



                      SIGNATURE                                              TITLE
                      ---------                                              -----

                          *                              Chief Executive Officer and Director
-----------------------------------------------------    (Principal Executive Officer)
                  Manuel J. Glynias

                /s/ VINCENT P. KAZMER                    Chief Financial Officer
-----------------------------------------------------    (Principal Financial Officer and Principal
                  Vincent P. Kazmer                      Accounting Officer)

                          *                              Director
-----------------------------------------------------
                   Walter Gilbert

                          *                              Director
-----------------------------------------------------
                  Anthony B. Evnin

                          *                              Director
-----------------------------------------------------
                   John Pappajohn

                          *                              Director
-----------------------------------------------------
                   Nicole Vitullo

                          *                              Director
-----------------------------------------------------
                   Alan G. Walton



* Vincent P. Kazmer, by signing his name hereto, does hereby execute this amendment no. 2 to the registration statement on behalf of the directors and officers of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors and officers, which are filed herewith with the Securities and Exchange Commission on behalf of such directors and officers.



                                          By: /s/ VINCENT P. KAZMER

                                            ------------------------------------

                                              Vincent P. Kazmer

                                              Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION OF DOCUMENT
-----    ------------------------------------------------------------
 *1.1    Form of Underwriting Agreement
 +3.1    Certificate of Incorporation
 +3.2    Bylaws
  3.3    Form of Amended and Restated Certificate of Incorporation
  3.4    Form of Amended and Restated Bylaws
 +4.1    NetGenics, Inc. Stock Purchase Warrant, dated as of October
         18, 1999, by and between NetGenics, Inc. and International
         Business Machines Corporation
  4.2    Amended and Restated Registration Rights Agreement, dated as of December 21, 1999, by and among NetGenics, Inc. and the stockholders named therein
 *5.1    Opinion of Jones, Day, Reavis & Pogue
+10.1    Form of D&O Indemnification Agreement between NetGenics,
         Inc. and its directors and certain executive officers
+10.2    Registrant's 1996 Stock Option Plan
+10.3    Employment Agreement, dated as of June 25, 1996, by and
         between Manuel J. Glynias and NetGenics, Inc.
+10.4    Employment Agreement, dated as of November 10, 1999, by and between NetGenics, Inc. and Vincent P. Kazmer
+10.5    Technical Services Agreement, dated as of October 15, 1999, by and between International Business Machines Corporation and NetGenics, Inc.
 10.6    Intentionally omitted
++10.7   SYNERGY Software License and Subscription Agreement, dated as of April 2, 1999, by and between NetGenics International,
         Ltd. and Aventis CropScience (formerly Hoescht Schering
         AgrEvo GmbH)
+21.1    Subsidiaries of NetGenics, Inc.
+23.1    Consent of PricewaterhouseCoopers LLP
*23.2    Consent of Jones, Day, Reavis & Pogue (included in Exhibit
         5.1)
+24.1    Powers of Attorney
+27.1    Financial Data Schedule
+27.2    Financial Data Schedule
+27.3    Financial Data Schedule
+27.4    Financial Data Schedule


---------------

*  To be filed by amendment

++ Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the SEC.

+ Previously filed